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                       AVIATION UPGRADE TECHNOLOGIES, INC.



                        CONFIDENTIAL PLACEMENT MEMORANDUM


                                1,000,000 SHARES



                                   $1,000,000















                                  August, 1999
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




                        CONFIDENTIAL PLACEMENT MEMORANDUM

================================================================================

                       AVIATION UPGRADE TECHNOLOGIES, INC.

================================================================================

                                   $1,000,000

                 MINIMUM SUBSCRIPTION: 10,000 SHARES at $10,000
                MAXIMUM OFFERING: 1,000,000 SHARES at $1,000,000

                   OFFERING EXPIRATION DATE: December 31, 1999

Aviation Upgrade Technologies, Inc., a Nevada corporation (the "Company") hereby offers a maximum of one million Shares of Common Stock, par value of $.001 ("Common Stock") for $1,000,000.

Prior to this offering, there has been no public market for these securities and no public market will exist following this offering. These are speculative securities and involve substantial risk. Purchasers may suffer the loss of their entire investment. See "Risk Factors."

================================================================================
               Offering       Commissions         Net  Proceeds to
               Price (1)                          the Company
--------------------------------------------------------------------------------
Total Offering $1,000,000     $    0         $1,000,000
--------------------------------------------------------------------------------

(1) The offering price of the Units has been unilaterally determined by the Company and is not based on its assets or earnings.

                             SUMMARY OF THE OFFERING

The following summary is qualified in its entirety by the more detailed information and financial statements appearing elsewhere in the Memorandum.

THE COMPANY

The main business purpose of Aviation Upgrade Technologies, Inc. (the "Company" or "AUT") is to develop, market and install modifications designed to improve and extend the economic life of transport category aircraft such as the Boeing 727 series.

According to industry analysts, there are approximately 1,500 Boeing 727 Series worldwide in airline, charter, freight and executive/business service. Particularly, of the total number of 935 series 727-200 aircraft produced, approximately 900 remain in active commercial service. This reflects both the integrity of the design, and its popularity within the industry.

The Company believes that aircraft operators, faced with limited capital but with growth opportunities, will seek to continue operation of the Boeing 727 beyond the Stage 3 noise compliance cut-off date which is December 31, 1999. The Company plans to re-engine these B-727 aircraft with two CFM56-5C4 powerplants in place of the original three JT8D engines which, in the opinion of the Company, is the most cost effective and sensible solution to the Stage 3 compliance requirement.

In addition to bringing the B-727 practically to noise and emission par with present generation aircraft, re-engining by the CFM56-5C4 will significantly improve the performance, range, fuel economy and operational capability of the aircraft.

The FAA has previously issued letters of exemption to others proposing similar programs such that the certification of the modification could be established by a Supplemental Type Certificate (STC) rather than new type certificate.

Management of the Company will be vested in experienced professionals in all phases of administration, marketing, finance, quality control, engineering, manufacturing and certification.

The Company intends to use the proceeds from this offering as seed capital to raise additional funds to enable the Company to carry out its business plan.

THE OFFERING

     Securities Offered

                    A maximum of one million shares of the Company's Common Stock ("Common Stock").

     Offering Price

                    $1.00 per Share. Minimum investment 10,000 Shares.

     Private Offering

                    The  Common  Stock  issuable  hereof  may  not  be  sold  or transferred in the absence of an effective registration under the Securities Act of 1933 or qualification under applicable state securities laws or an opinion of counsel satisfactory to the Company that such registration or qualification is not required. These securities may be subject to additional restrictions pursuant to exemptions in the various states where they are being sold. There is no assurance that a public market will develop for these securities in the future. See "Risk Factors- No assurance of a Public Market" and "Limited Transferability of Securities."

     RISK FACTORS

                    A purchase of Common Stock is speculative and involves a high degree of risk. See "Risk Factors."

     SUITABILITY STANDARS

                    An investment in the Company is suitable only for certain investors capable of evaluating the merits and risks of an investment in the Company and of protecting their interest in the transaction. Certain other requirements must also be met. See "Investor Suitability Standards."

     PLAN OF DISTRIBUTION

                    Common Stock will be offered on a "best efforts" basis by Broker Dealers that are members of the National Association of Securities Dealers, Inc. Participating Broker Dealers may receive selling commissions of 10% of Units sold.

     ESCROW ARRANGEMENTS

                    All subscription funds will be deposited into an interest bearing escrow account with Bank of America ("The Bank"), Rancho Cordova, California and no subscription funds will be released to the Company until the total of at least $100,000 is deposited into such escrow account.

     USE OF PROCEEDS

                    The net proceeds from this offering will be used for seed capital.

     NO MARKET FOR PREFERRED
     STOCK, WARRANTS OR
     COMMON STOCK

                    There will be no public market for the Common Stock of the Company. See "Risk Factors."

     EXPIRATION DATE

                    The offering will terminate on December 31, 1999.

                                  RISK FACTORS

THE SHARES ARE HIGHLY SPECULATIVE IN NATURE AND INVOLVE A HIGH DEGREE OF RISK OF LOSS AND IMMEDIATE SUBSTANTIAL DILUTION. THEREFORE, EACH PROSPECTIVE INVESTOR SHOULD, PRIOR TO PURCHASE, CONSIDER VERY CAREFULLY THE FOLLOWING RISK FACTORS AS WELL AS ALL THE OTHER INFORMATION SET FORTH ELSEWHERE IN THIS PROSPECTUS.

1. Lack of Profitability. The Company experienced a net loss of approximately $20,000 for the period ended July 31, 1999. There can be no assurance that the Company will be able to operate at a profit in the future. See "Financial Statements".

2. Dependence on Future Financing. The Company expects to require additional financing in the future for operation and working capital and other purposes. There are no assurances that such additional financing will be available or on terms acceptable to the Company.

3. Development Stage Company. The Company is a development stage company and was incorporated in January 1999.

4. No Assurance of Public Market. Prior to this offering, there has been no public market for securities of the Company, and there can be no assurance that a regular trading market will develop for the Shares or, if any such market develops, that it will be sustained. In the absence of a public trading market, an investor may be unable to liquidate his investment in the Company.

5. Broker-Dealer Sales of Company Securities. The Company's securities may be covered by a Securities and Exchange Commission rule that imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally institutions) with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of broker-dealers to sell the Company's securities and also may affect the ability of purchasers in this offering to sell their shares in the secondary market.

6. Arbitrary Determination of Public Offering Price. The offering price for the Common Stock was determined arbitrarily, and such price should not be considered an indication of the actual value of the Company as it bears no relationship to the book value, assets or earnings to the company or to other recognized criteria of value.

7. Dependence of Key Personnel. The success of the Company is largely dependent on the services of Torbjorn B. Lundqvist, CEO, Darle K. Ford, President and Dick Lindholm Vice President. The loss of the services of Messrs. Lundqvist, Ford or Lindholm for any reason would adversely affect the operations of the Company and there can be no assurance that an appropriate replacement could be engaged on terms satisfactory to the Company, in the event of such loss of services.

8. Attraction and Retention of Customers. The Company's success depends on its ability to attract and retain customers. The Company's business plan is based on re engining Boeing 727 series aircraft. This is a new concept that is made possible by advances in suitable new jet aircraft engines. However, the actual conversion to the new engines has never been accomplished previously.

9. Control by Current Shareholders. After the completion of this offering, the Principal Shareholders will own Common Stock giving them voting control over the Company. Since the Common Stock does not have cumulative voting rights, they will be able to determine and direct the affairs and policies of the Company and the use of all funds available to it. Conversely, the public investors will have no effective voice in the Management of the Company.

10. Absence of Cash Dividends. It is unlikely the Company will declare or pay dividends in the foreseeable future out of future earnings, if any, even it permitted to do so under Nevada law. The Company currently intends to retain earnings, if any, to fund its continued operations and proposed expansion.

In addition to the above risks, businesses are often subject to risks not foreseen or fully appreciated by management. In reviewing this offering document potential investors should keep in mind other possible risks that could be important.

                         INVESTOR SUITABILITY STANDARDS

INVESTMENT IN COMMON STOCK INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR THOSE INVESTORS WHO HAVE SUBSTANTIAL FINANCIAL RESOURCES IN RELATION TO THEIR INVESTMENT AND WHO UNDERSTAND THE PARTICULAR RISK FACTORS OF THIS INVESTMENT. IN ADDITION, A PURCHASE OF COMMON STOCK IS SUITABLE ONLY FOR INVESTORS WHO NEED NO LIQUIDITY IN THEIR INVESTMENTS AND ARE WILLING TO ACCEPT SUBSTANTIAL RESTRICTIONS ON THE TRANSFER OF THESE SECURITIES.

     Investor Suitability. Common Stock will be sold only to those investors who submit an Offeree Questionnaire in the form set forth in the Subscription Package. Each such investor must establish to the satisfaction of the Company that:

1. The investor, either alone or with his duly appointed Purchaser Representative (as defined in Regulation D), has such knowledge and experience in financial and business matters that he is able to evaluate the merits and risks of an investment in the Company.

2. The investor has the financial ability to bear the economic risk of an investment in the Company, adequate means of providing for his current needs and personal contingencies, and no need for liquidity in an investment in the Company;

3. The investor is acquiring the Stock for his own account for investment, and not with a view to resale or distribution; and

4. The investor is either an "Accredited Investor" as defined in Regulation D promulgated by the Act ("Regulation D"), that is:

5. A bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(a) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business investment company licensed by the U.S. Small Business Administration under
     Section 301(c)or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary as defined in Section 3(21)of such act, which is either a bank an insurance company or a registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

6. A Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

7. An organization as described in section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

8.   A director or executive officer of the Company;

9. A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000;

10. A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year;

11. Any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered hereby, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or (1) An entity in which all the equity owners are "Accredited Investors" as defined above.

                                       OR

     The investor meets the following suitability requirements:

     (1) The Investor has a net worth of at least $225,000 (exclusive of home, furnishings, automobiles and proposed investment); or

     (2) The Investor has a net worth of at least $50,000 (exclusive of home, furnishings, automobiles and proposed investment) and during the last taxable year had and during the current taxable year expects to have a minimum gross income of at least $30,000 (provided that investors with a gross income of $50,000 or less will be limited to a maximum purchase of $10,000).

          a. Ability to Accept Limitations on Transferability. It is unlikely that investors will be able to liquidate their investments in the Company in the event of an emergency or for any other reason. A public market for the Company does not exist and it is not anticipated that one will ever develop. Moreover, the transferability of the Common Stock is subject to certain restrictions set forth in the Subscription Agreement and will be affected by restrictions on resale imposed under federal and state securities laws. See "Risk Factors."

EACH PROSPECTIVE INVESTOR SHOULD OBTAIN THE ADVICE OF HIS OR HER ATTORNEY, TAX CONSULTANT AND BUSINESS ADVISOR WITH RESPECT TO THE LEGAL, TAX AND BUSINESS ASPECTS OF THIS INVESTMENT PRIOR TO SUBSCRIBING FOR THESE SECURITIES.

THIS MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL TO, OR A SOLICITATION OF AN OFFER TO BUY FROM, ANY PERSON WHO DOES NOT MEET THE SUITABILITY STANDARDS SET FORTH HEREIN AND IN THE SUBSCRIPTION AGREEMENT.




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


                                 USE OF PROCEEDS

The following table sets forth the estimated application of proceeds from the sale of the maximum number of Units being offered hereby. No assurances can be given that actual proceeds will be applied as described below.

                                                      Maximum

Marketing                                                   0

Offering Costs (1)                                    100,000

Working Capital (2)                                   900,000

Inventory                                                   0

Research & Development                                      0

Broker/Dealer                                               0

TOTAL                                              $1,000,000

     (1) Includes legal, accounting, printing, and other expenses associated with this offering.

     (2)  Represents   reduction  in  Accounts  Payable  and  General  Corporate
     purposes.





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